Exhibit 32.1
AMERICAN WATER WORKS COMPANY, INC.
CERTIFICATION PURSUANT TO
RULE 13a-14(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, M. Susan Hardwick, President, Chief Executive Officer and Chief Financial Officer of American Water Works Company, Inc. (the “Company”), hereby certify that, based on my knowledge:
(1) The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ M. SUSAN HARDWICK
M. Susan Hardwick President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)
February 16, 2022